UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2008

WESTERN DUBUQUE BIODIESEL, LLC
 (Exact name of registrant as specified in its charter)

Iowa	000-52617	20-3857933
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

904 Jamesmeier Road, P.O. Box 82 Farley, Iowa	52046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (563) 744-3554

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 6, 2008, Western Dubuque Biodiesel, LLC mailed a letter to its members announcing the estimated amounts of its tax credits and net loss that will be allocated to members for its tax year ended December 31, 2007. A copy of this letter is furnished as Exhibit 99.1 to this report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits

Exhibit No.	Description
99.1	Letter to the Members of Western Dubuque Biodiesel, LLC dated February 5, 2008
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DUBUQUE BIODIESEL, LLC

February 12, 2008	/s/ George Davis

Date	George Davis, Treasurer and Director
(Principal Financial and Accounting Officer)